Exhibit 10.13(c)

AMENDMENT TO EXCLUSIVE CONSULTING SERVICES AND OPERATING AGREEMENT

排他咨询服务和运营协议修正案

This Amendment to Exclusive Consulting Services and Operating Agreement (this “Amendment”) is dated June 24, 2015, and is entered into in Pingdingshan City, Henan Province, People’s Republic of China (“PRC” or “China”) by and among Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd. (“Party A”), Pingdingshan Xulong Renewable Resource Co., Ltd. (“Party B”), YU Zhenhua (the “Prior Shareholder”), ZHU Yulong (the “Shareholder”), and YI Wei (the “New Shareholder,” and with the Shareholder, the “Shareholders”). Party A, Party B, the Prior Shareholder and the Shareholders are sometimes referred to individually as a “Party” and collectively as the “Parties.”

本排他咨询服务和运营协议修正案（“本修正案”）于2015年6月24日在中华人民共和国（以下称为“PRC”或“中国”）河南省平顶山市，由郑州市兴德企业管理咨询有限公司（以下称为“甲方”），平顶山市旭龙再生资源有限公司（以下称为“乙方”），于振华（“前股东”），朱玉龙（“现股东”）和易威（“新股东”，与现股东一起合称“股东”）协商一致签署。甲方、乙方、前股东和股东各自称为“一方”，总称为“各方”。

R E C I T A L S

前言

(1)	Reference is made to that certain Consulting Services and Operating Agreement dated as of September 2, 2011 and its amendment, by and between Party A, Party B, the Prior Shareholder and the Shareholder (the “Agreement”), pursuant to which Party A provides consulting and other relevant services to Party B;

请参见甲方、乙方、前股东和现股东于2011年9月2日签署的咨询服务和运营协议和其修正案（“协议”），依该协议，甲方向乙方提供咨询和其他服务；

(2)	In May 2015, the Prior Shareholder conveyed and transferred all his rights, title and interest in the 31.6667% of the issued and outstanding equity interests of Party B held by him (the “Equity Interests”) to the New Shareholder (the “Transfer”), which Transfer was registered with Pingdingshan Administration for Industry and Commerce on May 21, 2015;

2015年5月，持有乙方31.6667%已发行股权（“股权”）的前股东转让其所有股权权利、权益和利益给新股东（“转让”），该转让已于2015年5月21日登记于平顶山市工商行政管理局；

(3)	The Transfer was effected in connection with the replacement of the Prior Shareholder with the New Shareholder as a management member of Party B by ZHU Yulong, on whose behalf the Prior Shareholder held, and the New Shareholder now holds, the Equity Interests;

转让生效，则原代乙方管理层朱玉龙持有股权的前股东现由代朱玉龙持有股权的新股东替代，并且该股东现持有股权；

(4)	The Shareholders, the Prior Shareholder and Party B desire that Party A continue to provide its services to Party B, and that the New Shareholder replace the Prior Shareholder, and assume from him his rights and obligations, under the Agreement; and Party A is willing to continue providing its services to Party B and release the Prior Shareholder of his obligations under the Agreement; and

股东、前股东和乙方期望甲方继续向乙方提供服务，并且新股东替代原股东承担所有协议项下的权利和义务；甲方愿意继续向乙方提供服务并且原股东不再承担原协议义务；以及

(5)	The Parties desire to amend the Agreement to memorialize the foregoing on the terms and conditions contained in this Amendment;

各方期望修改协议以在本修正案中载明上述条款和条件；

NOW THEREFORE, the Parties agree as follows:

因此，现各方同意如下

1.            Defined Terms. Capitalized terms used herein which are defined in the Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

术语定义。 除非本文件在此另有定义，在协议中定义的在本文件中使用的大写术语的含义见协议。

2.            Amendment to Agreement. The Agreement is hereby amended as follows:

协议修改。 协议在此作如下修改：

2.1          Effective as of the date of this Amendment, the Prior Shareholder shall be deemed stricken from the Agreement and replaced by the New Shareholder as a Party to the Agreement, effective as of the date of this Amendment. In connection therewith, the Parties hereby agree that this Amendment shall be deemed an assignment by the Prior Shareholder of all of his rights, interests and obligations under the Agreement to the New Shareholder, and the consent of Party A thereto, and that by virtue of such assignment, the Prior Shareholder shall be released from his obligations under the Agreement.

自本修正案生效之日，前股东应排除出协议并且在本修正案生效之日新股东替代前股东作为协议一方。鉴于此，各方同意本修正案应被视为将原股东所有协议项下的权利、利益和义务概括转让予新股东，并且甲方同意此安排。同时，依据此概括转让，前股东不再承担协议项下义务。

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3.            No Modification of Agreements. Each of Party A, Party B and the Shareholders hereby acknowledge and agree that, except as contemplated by this Amendment, the Agreement has not been otherwise modified or amended, and the terms and conditions thereof shall continue in full force and effect.

协议无修改。甲方、乙方和股东在此认可和同意，除本修正案约定事宜外，协议未作其他修改，其条款和条件应继续有效。

4.            Further Cooperation. In case at any time from and after the date of this Amendment, any further action is necessary to carry out the purposes of this Assignment, each Party shall take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

进一步合作。如本修正案签署后，依另一方的请求，对于任何完成权利义务概括转让目的所必须进行的任何进一步的行为，一方应在请求方承担所有成本和费用的情况下进行该行为（包括签署或传递进一步的票据和文件）。

5.            General Provisions.

一般条款。

5.1          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the PRC.

适用法律。本修正案适用中国法律并依其解释。

5.2          Entire Agreement. This Amendment constitutes the entire agreement between the Parties relating to the subject matter of this Amendment and supersedes all previous agreements.

完整协议。本修正案为各方有关本修正案标的的完整协议，优于所有之前的协议。

5.3          Amendments and Waivers. No amendment of any provision of this Amendment shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

修正或弃权。除各方书面签署确认，本修正案条款的任何修改不生效力。各方对本修正案任何，无论是否故意的，违约、虚假陈述、违反保证或其他承诺不应视为扩展至之前或之后的违约、虚假陈述、违反保证或其他承诺的弃权，或影响与此有关的任何之前或之后事宜因此产生任何权利。

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5.4          Severability. Should any provision or any part of any provision contained in this Amendment be declared invalid or unenforceable for any reason whatsoever, all other clauses or parts of clauses contained in this Amendment shall remain in full force and effect.

可分性。如果本修正案任何条款或条款的任何部分因任何理由被宣告无效或不可执行，本修正案其他条款或条款的其他部分应持续有效。

5.5          Copies. This Amendment shall be executed in both English and Chinese in six (6) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

份数。本修正案以中文和英文签署五（5）份。每方各持一份，具有同等效力。

[SIGNATURE PAGE FOLLOWS]

[以下是签字页]

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［SIGNATURE PAGES］

签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:	Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.
甲方：	郑州市兴德企业管理咨询有限公司

Legal/Authorized Representative: /s/ ZHU Yulong
法定代表人/或被授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Executive Director
职务: 执行董事

PARTY B:	Pingdingshan Xulong Renewable Resource Co., Ltd.
乙方：	平顶山市旭龙再生资源有限公司

Legal/Authorized Representative: /s/ ZHU Yulong
法定代表人/或被授权人(签字)
Name:
姓名:
Title: Executive Director
职务: 执行董事

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SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

乙方股东签字页

Shareholders of Party B：
乙方的股东:

/s/ ZHU Yulong
ZHU Yulong
朱玉龙
ID Card No.: 410222197111010015
身份证号: 410222197111010015

/s/ YI Wei
YI Wei
易威
ID Card No.:
身份证号:

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SIGNATURE PAGE FOR PRIOR SHAREHOLDER OF PARTY B

乙方前股东签字页

Prior Shareholder of Party B：
乙方的前股东:

/s/ YU Zhenhua
YU Zhenhua
于振华
ID Card No.:
身份证号:

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